U.S. GLOBAL INVESTORS FUNDS

All American Equity Fund
Investor Class Shares

Supplement dated September 25, 2020 to the Prospectus and Statement of Additional Information
dated May 1, 2020, as supplemented

IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION, INCLUDING CHANGES TO YOUR INVESTMENT STRATEGY

As previously communicated to shareholders through a supplement dated June 30, 2020, at a meeting held on June 24, 2020, the Board of Trustees of Forum Funds II (“Board”) approved, subject to shareholder approval, a proposal to reorganize the All American Equity Fund (the “Target Fund”), a series of U.S. Global Investors Funds (the “Trust”), into the Global Luxury Goods Fund (the “Acquiring Fund”), a separate series of the Trust. U.S. Global Investors, Inc. (“USGI”), the investment adviser to both the Target Fund and the Acquiring Fund, recommended the reorganization to the Board.  Please refer to the supplement dated June 30, 2020 for further detail on the proposed reorganization, including the differences in the investment strategies between the Target Fund and the Acquiring Fund.

Shareholders of the Target Fund will consider and vote on an agreement and plan of reorganization, which is now anticipated to take place on or about November 27, 2020.  This meeting is expected to occur at the offices of the Trust, Three Canal Plaza, Suite 600, Portland, Maine 04101. If approved by the Target Fund’s shareholders, the reorganization is now expected to occur on December 4, 2020.

Shareholders of the Target Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganization.  Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganization.

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For more information, please contact a Fund customer service representative toll free at 1-800-873-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.